Exhibit 99.3

Filed under Rule 425

under the Securities Act of 1933, as amended

and deemed filed under Rule 14a-12

of the Securities Exchange Act of 1934, as amended

Filing by: Northern Star Investment Corp. II

Subject Company: Northern Star Investment Corp. II

File No. 001-39929

The following article was published on dallasinnovates.com and will be posted on apexclearing.com:

Dallas’ Apex Clearing to Go Public Following Merger With Northern Star Investment Corp.

Apex, the local “fintech for fintechs,” has been valued at around $4.7 billion as part of the deal with special purpose acquisition company Northern Star.

BY ALEX EDWARDS • FEB 22, 2021

Apex Clearing Holdings LLC, the Dallas-based fintech behind a custody and clearing engine that’s powering the future of digital wealth management, has entered into a definitive merger agreement with Northern Star Investment Corp. II, a ‘blank check’ special purpose acquisition company.

With the closing of the transaction, Apex is expected to go public. The company would become listed on the New York Stock Exchange under the ticker symbol APX.

The deal with Northern Star gives Apex a total enterprise value of around $4.7 billion post-money. Once complete, it’s expected to provide up to $850 million of gross cash proceeds, according to a statement.

Apex’s digital solutions and products act as the infrastructure for an addressable market of more than $100 trillion in assets. To date, the company has provided custody for $14 billion in new assets, powered innovation for more than 200 clients, and opened more than 13 million customer accounts. In 2021 alone, it has already opened 3.2 million accounts, more than 1 million of them being crypto.

Described as the “fintech for fintechs,” Apex offers a secure, reliable digital custody and clearing platform that aims to drive transformation of the financial services industry. Apex Clearing gives clients—online brokerages, traditional wealth managers, wealth-tech, professional traders, and more—the ability to instantly open and fund an account, execute trades across a variety of asset classes, and streamline how to move digital assets.

The end goal? To bring financial services into the 21st century and make investing accessible for everyone.

“Apex combines modern technology, operational excellence, risk management, compliance and discipline to deliver dynamic, seamless and secure custody and clearing solutions for our global clients. Today, our business encompasses a comprehensive platform applying these founding principles to the full financial services spectrum,” Apex CEO William Capuzzi said in a statement.

“We are in the first inning of the digital revolution in financial services, and our merger with Northern Star will provide Apex with the resources and flexibility to accelerate our growth, scale our platform, and expand our offerings and market share alongside our clients.”

Last year, Apex generated operating revenues of around $236 million and adjusted EBITDA of about $86 million. The team plans to use proceeds from the deal to accelerate and support the build-out of their digital infrastructure platform. Its parent company is PEAK6, a financial technology company headquartered in Chicago.

When the Northern Star merger is complete, Capuzzi and Apex President Tricia Rothschild will remain in their current roles at the combined company. Joanna Coles, the chairwoman and CEO at Northern Star, will join the combined company’s Board of Directors.

“Apex is the independent, invisible architecture that has helped launch many of the most notable fintech disruptors of our time, enabling the frictionless experiences we have all come to expect when interfacing with digital investing products,” Coles said in a statement. “Apex is at the nexus of the digital financial services revolution and is poised to thrive amid the powerful secular tailwinds and generational shift towards digitization of investment management.”

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Forward-Looking Statements

Certain statements included in this communication are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity; (2) references with respect to the anticipated benefits of the proposed business combination and the projected future financial performance of Apex and Apex’s operating companies following the proposed business combination; (3) changes in the market for Apex’s services, and expansion plans and opportunities; (4) anticipated client retention; (5) the sources and uses of cash of the proposed business combination; (6) the anticipated capitalization and enterprise value of the combined company following the consummation of the proposed business combination; and (7) expectations related to the terms and timing of the proposed business combination.

These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Apex’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Apex. These forward-looking statements are subject to a number of risks and uncertainties, including: changes in domestic and foreign business, market, financial, political, regulatory and legal conditions; the inability of the parties to successfully or timely consummate the merger, including the risk that any required stockholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the merger is not obtained; failure to realize the anticipated benefits of the merger; risks relating to the uncertainty of the projected financial information with respect to the Apex; Apex’s ability to successfully expand and/or retain its product and service offerings; competition; the uncertain effects of the COVID-19 pandemic; and those factors discussed in documents of Northern Star filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Northern Star nor Apex presently know or that Northern Star and Apex currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

In addition, forward looking statements reflect Northern Star’s and Apex’s expectations, plans or forecasts of future events and views as of the date of this communication. Northern Star and Apex anticipate that subsequent events and developments will cause Northern Star’s and Apex’s assessments to change. However, while Northern Star and Apex may elect to update these forward-looking statements at some point in the future, Northern Star and Apex specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Northern Star’s and Apex’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements. This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering in an investment in Northern Star and is not intended to form the basis of an investment decision in Northern Star. All subsequent written and oral forward-looking statements concerning Northern Star and Apex, the proposed transactions or other matters and attributable to Northern Star and Apex or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Important Information for Investors and Stockholders

In connection with the proposed business combination, Northern Star will file a registration statement on Form S-4, including a proxy statement and prospectus, with the SEC. Additionally, Northern Star will file other relevant materials with the SEC in connection with the business combination. Copies may be Northern Star Investment Corp. II, c/o Graubard Miller, 405 Lexington Avenue, 11th Floor, New York, New York 10174. Security holders of Northern Star are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information about the business combination and the parties thereto.

Participants in the Solicitation

Northern Star and Apex and their respective directors, managers and executive officers, under SEC rules, may be deemed participants in the solicitation of proxies of Northern Star’s stockholders in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Northern Star’s executive officers and directors in the solicitation by reading Northern Star’s filings with the SEC, including its final prospectus dated January 25, 2021 filed with the SEC on January 27, 2021. Information concerning the interests of persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Northern Star’s stockholders in connection with the proposed business combination will be set forth in the registration statement for the proposed business combination that Northern Star intends to file with the SEC, which will include a proxy statement and prospectus. Stockholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.